GMO EMERGING COUNTRY DEBT SERIES FUND	Summary Prospectus August 31, 2012

Share Class:	Class R4	Class R5	Class R6
Ticker:	—	—	—

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com. You can also get this information at no cost by calling 877-466-7778, by sending an email request to DCFundProspectus@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated August 31, 2012, as supplemented, are incorporated by reference into this summary prospectus.

Investment objective

Total return in excess of that of its benchmark, the J.P. Morgan EMBI Global.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0	0.50%[1]

Annual Fund operating expenses2

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[3]	0.35%	0.35%	0.35%
Distribution and service (12b-1) fee[4]	0.25%	0.10%	None
Other expenses[5]	0.43%	0.43%	0.43%
Total annual fund operating expenses	1.03%	0.88%	0.78%
Expense reimbursement[6]	(0.01%)	(0.01%)	(0.01%	)
Total annual fund operating expenses after expense reimbursement	1.02%	0.87%	0.77%

1 These amounts are paid to and retained by GMO Emerging Country Debt Fund (“ECDF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

2 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and ECDF.

3 The amount reflects the management fee paid by ECDF. The Fund does not charge a management fee, but indirectly bears the management fee paid by ECDF.

4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

5 “Other expenses” include administration fees of 0.05%.

6 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2013, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and both amounts shown include the expenses of both ECDF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares
	1 Year*	3 Years	1 Year*	3 Years
Class R4	$205	$431	$154	$375
Class R5	$190	$385	$139	$329
Class R6	$180	$353	$128	$297

* After reimbursement

GMO EMERGING COUNTRY DEBT SERIES FUND

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2012, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Emerging Country Debt Fund (“ECDF”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of ECDF. References to the Fund may refer to actions undertaken by the Fund or ECDF. The Fund’s investment adviser, GMO, is also the investment adviser to ECDF.

The Fund invests primarily in external sovereign and quasi-sovereign debt instruments of emerging countries. External debt is debt issued abroad with respect to the issuing country, usually denominated in the currency of the market in which it is issued (e.g., U.S. dollar, Euro, Japanese yen, Swiss franc, and British pound sterling). Under normal circumstances, the Fund invests directly and indirectly (e.g., through other funds managed by GMO (“GMO Funds”) or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries. The term “emerging countries” means the world’s less developed countries. In general, similar to the Fund’s benchmark, the Fund considers “emerging countries” to be low- and middle-income countries, as well as countries that have defaulted on their obligations within the last 10 years.

The Manager emphasizes a bottom-up approach to select sovereign and quasi-sovereign debt instruments, using analytical techniques that seek to uncover the most undervalued instrument(s) issued by a particular sovereign or quasi-sovereign entity. The Manager also considers its outlook for a country in making investment decisions and typically uses portfolio cash flows to rebalance the Fund’s portfolio.

The Fund typically gains its investment exposure by purchasing debt instruments or by using derivatives, typically credit default swaps. The Fund maintains a substantial portion of its assets in below investment grade exposures, which exposures are associated with investments having high risk, speculative characteristics (commonly referred to as “junk”), either through direct holdings or indirectly through derivatives. Generally, at least 75% of the Fund’s assets are denominated in, or hedged into, U.S. dollars. The Fund’s performance is likely to be more volatile than that of its benchmark.

In pursuing its investment objective, the Fund typically uses exchange-traded and over-the-counter (“OTC”) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards (including currency forwards on currencies of the developed markets), reverse repurchase agreements, and futures. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The Fund also has direct and indirect holdings in U.S. asset-backed securities. For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and unaffiliated money market funds.

The Manager normally seeks to maintain the Fund’s interest rate duration to that of its benchmark (approximately 7.1 years as of 05/31/12).

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in ECDF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through ECDF, which include those outlined in the following brief summary of principal risks. ECDF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by ECDF may affect ECDF’s performance more than if ECDF were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in ECDF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of ECDF.

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Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising (or, in some limited cases, declining) interest rates and widening credit spreads, or decreased liquidity that reflect the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of emerging country sovereign and quasi-sovereign debt instruments can decline due to market uncertainty about their credit quality and the reliability of their payment streams.

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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s or guarantor’s failure to meet its payment obligations. In addition, investments in emerging country sovereign debt involve a heightened risk that the issuer responsible for repayment of the debt may be unable or

GMO EMERGING COUNTRY DEBT SERIES FUND

unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in quasi-sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

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Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

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Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the magnitude of the Fund’s losses when the value of its investments (including derivatives) declines.

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Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, and counterparty risk.

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Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream) and a problem in any one of these areas can lead to a decrease in the payment stream expected by the Fund at the time it purchased the asset-backed security.

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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies. In addition, hedging a non-U.S. currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency.

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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections or limitations in those analyses and models could affect the ability of the portfolio managers to implement the strategies they wish to pursue. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s fundamental assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

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Counterparty Risk – The Fund runs the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

•	Focused Investment Risk – Focusing investments in a limited number of countries, regions, sectors, or companies creates more risk than if the Fund’s investments were less correlated.

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Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in ECDF, including the risk that ECDF will not perform as expected.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark (which is a broad-based index) and a composite index computed by the Manager. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of ECDF (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. Purchase premiums and redemption fees are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

GMO EMERGING COUNTRY DEBT SERIES FUND

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 20.16% (3Q2009)

Lowest Quarter: –23.47% (4Q2008)

Year-to-Date (as of 6/30/12): 9.24%

Average Annual Total Returns

Periods Ending December 31, 2011

	1 Year	5 Years	10 Years	Inception
				4/19/94	*
Class R4
Return Before Taxes	6.04%	7.50%	13.74%	15.97%
Return After Taxes on Distributions	2.44%	3.91%	9.49%	10.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.57%	4.25%	9.46%	10.63%
Class R5
Return Before Taxes	6.20%	7.66%	13.91%	16.15%
Class R6
Return Before Taxes	6.31%	7.77%	14.03%	16.26%
J.P. Morgan EMBI Global (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	8.46%	8.08%	11.04%	11.87%
J.P. Morgan EMBI Global+ (Composite index)	8.46%	8.08%	11.04%	11.78%

* Inception date for ECDF (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Division and Senior Member of GMO responsible for day-to-day portfolio management of the Fund:

Investment Division	Senior Member (Length of Service)	Title
Fixed Income	Thomas Cooper (since the Fund’s inception)	Director, Fixed Income Division, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the U.S. bond markets are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax advisor and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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